                                  EXHIBIT 10.4

                  SOUTH BAY PRIVATE INDUSTRY COUNCIL AGREEMENT
                 ENTITLED AMENDMENT NO. 4 TO AGREEMENT NO. 96-67
                     BY AND BETWEEN THE COMPANY AND THE CITY
                                  OF INGLEWOOD

                     AMENDMENT NO. 4 TO AGREEMENT NO. 96-67
     THIS AMENDMENT is made and entered into this 29TH day of JUNE, 1999 by and between the CITY OF INGLEWOOD, a municipal corporation, hereinafter referred to as "CITY" and INETVERSITY, INC, a private for profit California Corporation, hereinafter referred to as "Vendor."
         WHEREAS, on MARCH 5, 1996, City and Vendor entered into Agreement No. 96-67 to provide Classroom Training Individual Referral services under the Job Training Partnership Act; and
         WHEREAS, Vendor has requested an amendment to Agreement No. 96-67 to extend the "Term of Agreement" in Section III from June 30, 1999 to June 30, 2000; and
         WHEREAS, Vendor has agreed to provide said services at the rate set forth herein below; and
         NOW THEREFORE, in consideration of the premises the parties hereto have agreed as follows:
         1.       Section 1A and B:  Shall read as follows:
                  A.       Further Responsibilities
Vendor shall:
                  1. Provide services funded under this agreement only to individuals determined eligible under JTPA guidelines as designated by the SBSDA and City.
                  2. Provide facilities which are adequate to fulfill the requirements of this contract.
                  3. Provide documents as set forth in Exhibit "C", before this contract can be implemented.
                  4. Provide services as described in Program Plan, Exhibit "D".
                  B. REPORTS AND RECORDS
                  1. Vendor agrees to provide reports, books, records and data related to program activities funded by this Agreement, in addition to those expressly required by other provisions of this Agreement, as may be requested by the City its agents or designees. Upon written request, attendance records shall be submitted to case manager(s), or other responsible party(s) on a monthly basis, and/or every two (2) weeks if participant is receiving needs-based, or needs-related payments.
                  2.       Confidentiality
         All data and information provided in such reports and records shall be subject to applicable provisions of State and/or Federal law concerning confidentiality of documents and records.
                  3.       Retention of Records
         Vendor agrees to retain all records pertinent to all grants, funds or agreements under the Job Training Partnership Act, including financial, statistical, property, and participant records and supporting documentation for a period of three years from the date of submission to the State of the final expenditure report for the program year's allotment. Records for non-expendable property shall be retained for a period of three years after final disposition of the property. Records described herein shall be retained beyond the prescribed period if any litigation or audit is begun or if a claim is instituted involving the grant or agreement covered by the records. In these instances, Vendor will retain the records until the litigation, audit, or claim has been finally resolved. Records must be retained locally to be accessible to the City, the SBSDA, its agents or designees.
                  4.       Inspection
         Such records, reports, books, financial statements, and other documents required herein shall be opened to inspection by and permitted access to City, the South Bay SDA, its designees or agents, the State, independent auditor(s), and/or the United States Department of Labor, or designees of any of these agencies at any time during Vendor's normal business hours.
         2.       Section II. A. shall be amended and is to be read as follows:
                                II - COMPENSATION
         A. The parties agree that this shall be a tuition reimbursement contract. Compensation for the services covered by this Agreement shall be at a rate less than or equal to the published tuition rate of Vendor, and shall be disbursed in accordance with tuition reimbursement and refund policies agreed to by Vendor. City shall be reimbursed any amount of Pell or other Education Assistance payments made to Vendor for training costs on behalf of JTPA participants or, if needed, City may renegotiate the use of the Pell grant to meet the supportive service(s) needs of participant(s). Fifty percent (50%) of tuition is paid upon verification that participant has completed one half of total training hours as stipulated herein. The remaining 50% payment is made upon verification of completion of training, or on a prorata basis in accordance with vendor's tuition refund policy. The City shall be entitled to the same refund policy and procedures as applied to all other students. City shall process the billing as received and issue payment therefore as soon as reasonably practicable and in the ordinary course of City business. Compensation shall be made as stipulated herein and in accordance with SBSDA/JTPA directives, and tuition reimbursement procedures.
         3.       Section II.C. through F; NO CHANGES
                  D. The City reserves the right to withhold or refuse payment for late forms, including invoices, required from the Vendor and/or referring entity(s). City/SBSDA reserves the right to withhold or refuse payment for any portion of service(s) or consideration not rendered by Vendor and/or received by participant as stipulated herein. In accordance with Vendor's tuition refund policies, applicable State tuition refund requirements, and/or as mutually agreed and stipulated herein, the payable costs shall be reimbursed to vendor upon verification of completion of training or on a prorata basis per training hour completed for those participants who do not complete the training. In every case, the more restrictive of these provisions shall prevail.
                  E. City also reserves the right to make compensation payment to vendor at anytime during the Agreement period. City reserves the right in order to comply with Federal or State expenditure guidelines to make compensation payments to vendor for services obligated to be performed, but not yet completed.
                  F. The sum(s) agreed to in Section II.C. shall include all costs associated with training and placement services which are to be provided under this agreement. Vendor shall make no additional claims for costs, charges, or fees, nor shall Vendor receive additional payment or any form of reimbursement from the City, SBSDA, individual participants or any other party, other than as specifically detailed in this Agreement.
         4.  Section III; shall be amended and is to be read as follows
                        SECTION III - TERM OF AGREEMENT
         Vendor shall commence performance under the terms of this agreement as of the date of the City's notice to proceed. Unless sooner terminated as provided herein, this agreement shall expire on June 30, 2000. However, Vendor may continue to perform, complete and be compensated for services rendered after June 30, 2000 for those activities covered by this Agreement and begun prior to said expiration date.
         5.  Section IV; shall be amended and is to be read as follows
                           SECTION IV - MODIFICATIONS
         This contract fully expresses the agreement of the parties. Any modification or amendment of the terms or conditions of this contract must be by means of a separate written document approved by the City. No oral conversation between any officer or employee of the parties shall modify this contract in any way.
         6.       Section V; shall be amended and is to be read as follows
                         SECTION V - DISPUTES AND BREACH
         A.       DISPUTES
                  Any dispute arising from this contract shall be reviewable in accordance with procedures set forth in 20 C.F.R. subpart E.
         B.       BREACH
                  In the event any party fails to perform, in whole or in part, any promise, covenant, or agreement herein, or should any representation made by it be untrue, any aggrieved party may avail itself of all rights and remedies, at law or equity, in the courts of law. Said rights and remedies are cumulative of those provided for herein with respect to termination, if any, except that in no event shall any party recover more than once, suffer a penalty or forfeiture, or be unjustly compensated.
         7.       Section XIV; shall be amended and is to be read as follows
                             SECTION XIV - NOTICES
         All notices to be given in accordance with this Agreement shall be deemed served by (1) enclosing same in a sealed envelope addressed to the party intended to receive the same at the address indicated herein and deposited postage prepaid in the United States Postal Service, or by (2) personal service. For these purposes, the addresses of the parties shall be as follows:
         CITY

         City of Inglewood
         One Manchester Blvd.
         Inglewood, California 90301
         Contact:  Peggy Aldridge
         Phone:  310/412-5558  FAX:  310/412-4252

         VENDOR

         I-NetVersity, Inc.
         19951 Mariner Ave.
         Torrance, CA  90503
         Contact:  N. Khan
         Phone:  (310) 793-4581

          8.      Exhibit "A through D":  NO CHANGE
          9.      Exhibit E:  Statement of Business Ownership for vendor (New).
         10.      Exhibit F:  Debarment and Suspension Certification (New).
         11.      Exhibit G:  Lobbying Certification (New).
         12.      Exhibit H:  Non Discrimination Clause
         Except as otherwise specifically amended herein, all terms and conditions contained in Agreement No. 96-67 and subsequent amendment(s) shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have agreed on this date and year first above written

                                    VENDOR

By:                      I-NetVersity, Inc.
                  ------------------------------------------------------------
Signature:        /s/ N. Khan
                  ------------------------------------------------------------
Name:
                  ------------------------------------------------------------
Title:
                  ------------------------------------------------------------
                               CITY OF INGLEWOOD
/s/ Roosevelt Dorn
------------------------------------------------------------------------------
MAYOR

ATTEST:
/s/ Hermanita V. Harris
------------------------------------------------------------------------------
CITY CLERK

APPROVED AS TO FORM:
/s/ Not legible
------------------------------------------------------------------------------
CITY ATTORNEY

                                    EXHIBITS


1.       EXHIBIT "E" - STATEMENT OF BUSINESS OWNERSHIP FOR VENDOR (NEW)

2.       EXHIBIT "F" - DEBARMENT AND SUSPENSION CERTIFICATION (NEW)

3.       EXHIBIT "G" - LOBBYING CERTIFICATION (NEW)

4.       EXHIBIT "H" - NON-DISCRIMINATION CLAUSE

----------------------------------------------------------------------------------------------------------------------
                                                      EXHIBIT E

                                     STATEMENT OF BUSINESS OWNERSHIP FOR VENDOR
------------------------------- --------------------------------------------------------------------------------------
Business Name:                  INETVERSITY TRAINING CENTER
                                --------------------------------------------------------------------------------------

Business Address:               19951 MARINER AVE., SUITE #100
                                --------------------------------------------------------------------------------------

                                TORRANCE                                  CA                         90503
                                ----------------------------- ---------------------------- ---------------------------
                                           (City)                       (State)                    (Zip Code)

Contact Persons:                NOREEN KHAN                      No. of employees:           36
                                --------------------------------                             -------------------------

Telephones:          (1)     (310) 921-1999           (2)                           FAX:      (310) 370-9629
                             ------------------------         ---------------------           ------------------------
                               Primary                         Alternate


               Type of Organization:                  Public (Govt.)                Local Education Agency (LEA)
                                                                              -----
                                                 ----

                                                  X   Private for-profit                 Private not-for-profit
                                                 ----                               ----

Other:

               Structure:                 Public Agency         If so:            Local             State           Federal
                                                                            -----             -----            ----
                                     ----

                                     X    Corporation              Sole Proprietorship                    Partnership
                                     ----                     ----                                  -----


Federal Tax ID:             95-470-6140         Project Name:         REGIONAL TRAINING VENDOR DIRECTORY (RTVD)
                            -------------------                       --------------------------------------------------------------

State ID:                   444-7195-1          Contract Amount             INDEFINITE QUANTITY
                            -------------------                             --------------------------------------------------------



-------------------------------------------                   -----------------------------------------
SIGNATURE                                                     DATE


                  NOREEN KHAN - CHIEF EXECUTIVE OFFICER
-------------------------------------------------------------------------------------------------------
NAME and TITLE of AUTHORIZED REPRESENTATIVE


                  INETVERSITY TRAINING CENTER
-------------------------------------------------------------------------------------------------------
ORGANIZATION


                                  EXHIBIT "E"

--------------------------------------------------------------------------------
                                    EXHIBIT F

                     DEBARMENT AND SUSPENSION CERTIFICATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR CERTIFICATION

1. By signing and submitting this proposal, the prospective recipient of Federal assistance funds is providing the certification as set out below.

2. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective recipient of Federal assistance funds knowingly rendered an erroneous certification, in addition to other remedies to the Federal Government, the Department of Labor (DOL) may pursue available remedies, including suspension and/or debarment.

3. The prospective recipient of Federal assistance funds shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective recipient of Federal assistance funds learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "covered transaction," "debarred," "suspending," "ineligible," "lower tier covered transaction," "participant," "person," "primary covered transaction," "principal," "proposal," and "voluntarily excluded," as used in this clause, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations.

5. The prospective recipient of Federal assistance funds agrees by submitting this proposal that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the DOL.

6. The prospective recipient of Federal assistance funds further agrees by submitting this proposal that it will include the clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transaction," without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may but is not required to check the LIST OF PARTIES EXCLUDED FROM PROCUREMENT OR NON-PROCUREMENT PROGRAMS.


                                  EXHIBIT "F"

8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntary excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the DOL may pursue available remedies, including suspension and/or debarment.


                                  EXHIBIT "F"

--------------------------------------------------------------------------------

                             CERTIFICATION REGARDING
          DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION
                         LOWER TIER COVERED TRANSACTIONS
--------------------------------------------------------------------------------

         This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 29 CFR Part 98,
         Section 98.510, Participants' responsibilities. The regulations were published as Part VII of the May 26, 1988 FEDERAL REGISTER (pages 19160-19211).

(BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS FOR CERTIFICATION)

(1) The prospective recipient of federal assistance funds certifies, by submission of this proposal, that neither it nor its principals are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective recipient of Federal assistance funds is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.









/s/ N. Khan                                     12 April 99
-----------------------------------------    ----------------------------
SIGNATURE                                    DATE


         NOREEN KHAN - CHIEF EXECUTIVE OFFICER
-------------------------------------------------------------------------
NAME and TITLE of AUTHORIZED REPRESENTATIVE


         INETVERSITY TRAINING CENTER
-------------------------------------------------------------------------
ORGANIZATION


                                  EXHIBIT "F"

------------------------------------------------------------------------------
                                    EXHIBIT G

                             LOBBYING CERTIFICATION
            (FOR CONTRACTS, GRANTS, LOANS AND COOPERATIVE AGREEMENTS)
------------------------------------------------------------------------------

The undersigned certifies, to the best of his/her knowledge and belief, that:

1. No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan or cooperative agreement.

2. If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL "Disclosure Form to Report Lobbying" in accordance with its instructions.

3. The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

4. This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352 Title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.





/s/ N. Khan                                                   April 12, 1999
-----------------------------------------------------------   ----------------
SIGNATURE                                                     DATE


         NOREEN KHAN - CHIEF EXECUTIVE OFFICER
------------------------------------------------------------------------------
NAME and TITLE of AUTHORIZED REPRESENTATIVE

         INETVERSITY TRAINING CENTER
------------------------------------------------------------------------------
ORGANIZATION

------------------------------------------------------------------------------

                                    EXHIBIT H

                            NON-DISCRIMINATION CLAUSE
------------------------------------------------------------------------------



During the performance of this contract, the contractor/vendor agrees as follows:

I. The contractor/vendor will not discriminate against any employee or applicant for employment because of race, religious creed, color, national origin, ancestry, physical handicap, medical condition, marital status or sex. The contractor/vendor will take affirmative action to assure that applicants are employed, and that employees are treated during their employment, without regard to their race, religious creed, color, national origin, ancestry, physical handicap, medical condition, marital status or sex. Such affirmative action shall be designed to insure against discrimination in the following: employment, upgrading, demotion or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation, and selection for training, including apprenticeships or any other change or proposed change in employment conditions.

II. The contractor/vendor will cause the foregoing to be inserted in all subcontracts for any work covered by this contract so that such provisions will be binding upon each subcontractor, provided that the foregoing provisions shall not apply to contracts or subcontracts for standard commercial supplies or raw materials.



/s/ N. Khan                                               June 3, 1999
------------------------------------------------------    --------------------
AUTHORIZED SIGNATURE                                      DATE


CEO/President
------------------------------------------------------    --------------------
TITLE                                                     ORGANIZATION


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